Exhibit 99.1

Genworth Financial, Inc.

Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated financial statements and related notes are presented to show the effect on the historical condensed consolidated financial statements of Genworth Financial, Inc. (the “Company”) of the sale of Continental Life Insurance Company of Brentwood, Tennessee (“Continental”) and American Continental Insurance Company (“American Continental”), both indirect subsidiaries of the Company, to Aetna Inc. (“Aetna”) (the “Sale”) and the effects of the reinsurance transactions whereby Genworth Life Insurance Company (“GLIC”) and Genworth Life and Annuity Insurance Company (“GLAIC”), both indirect subsidiaries of the Company, ceded 100% of their Medicare supplement insurance to Aetna and Aetna ceded 100% of the long-term care insurance business of Continental to GLIC (the “Reinsurance Transactions”). As a result of these Reinsurance Transactions, all Medicare supplement insurance has either been sold or reinsured and all long-term care insurance held by Continental has been reinsured back to the Company. The Sale and the Reinsurance Transactions were effective on October 1, 2011.

The unaudited pro forma condensed consolidated balance sheet is based on the assumption that the Sale and the Reinsurance Transactions were both completed on June 30, 2011. The unaudited pro forma condensed consolidated statements of income for the six months ended June 30, 2011 and for the year ended December 31, 2010 are based on the assumption that the Sale and the Reinsurance Transactions were completed on January 1, 2010.

The unaudited pro forma financial statements as of and for the periods presented are for illustrative and informational purposes only and are not intended to represent, or be indicative of, what the Company’s results of operations or financial position would have been had the Sale and the Reinsurance Transactions been completed on the dates noted above. The unaudited pro forma condensed consolidated financial statements also should not be considered representative of the Company’s future results of operations or financial position.

The pro forma adjustments are based upon available information and certain assumptions that the Company believes are reasonable under the circumstances. Actual amounts could differ materially from these estimates. The pro forma results should be read in conjunction with the financial statements and notes thereto in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 and Quarterly Report on Form 10-Q for the six months ended June 30, 2011.

GENWORTH FINANCIAL, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of June 30, 2011

(Amounts in millions, except per share amounts)

	Historical	Disposition (a)	Adjustments		Pro Forma
Assets
Investments:
Fixed maturity securities available-for-sale, at fair value	$56,221	$(119)	$—		$56,102
Equity securities available-for-sale, at fair value	374	—	—		374
Commercial mortgage loans	6,432	—	—		6,432
Restricted commercial mortgage loans related to securitization entities	457	—	—		457
Policy loans	1,542	(1)	—		1,541
Other invested assets	3,301	—	—		3,301
Restricted other invested assets related to securitization entities ($378 at fair value)	379	—	—		379

Total investments	68,706	(120)	—		68,586
Cash and cash equivalents	2,831	(31)	251	(b)	3,051
Accrued investment income	693	(1)	—		692
Deferred acquisition costs	7,362	(56)	(32	) (c)	7,274
Intangible assets	692	(22)	—		670
Goodwill	1,333	(37)	—		1,296
Reinsurance recoverable	16,999	(6)	24	(c)	17,017
Other assets	988	(7)	—		981
Deferred tax asset	1,291	—	—		1,291
Separate account assets	11,452	—	—		11,452

Total assets	$112,347	$(280)	$243		$112,310

Liabilities and stockholders’ equity
Liabilities:
Future policy benefits	$31,177	$(55)	$3	(c)	$31,125
Policyholder account balances	26,115	—	—		26,115
Liability for policy and contract claims	7,327	(30)	2	(c)	7,299
Unearned premiums	4,563	(15)	—		4,548
Other liabilities ($145 other liabilities related to securitization entities)	5,637	(20)	39	(d)	5,656
Borrowings related to securitization entities ($58 at fair value)	452	—	—		452
Non-recourse funding obligations	3,374	—	—		3,374
Long-term borrowings	4,755	—	—		4,755
Deferred tax liability	1,937	5	—		1,942
Separate account liabilities	11,452	—	—		11,452

Total liabilities	96,789	(115)	44		96,718

Commitments and contingencies
Stockholders’ equity:
Class A common stock, $0.001 par value; 1.5 billion shares authorized; 579 million shares issued and 491 million shares outstanding	1	—	—		1
Additional paid-in capital	12,110	—	—		12,110

Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	352	(2)	—		350
Net unrealized gains (losses) on other–than-temporarily impaired securities	(116)	—	—		(116)

Net unrealized investment gains (losses)	236	(2)	—		234

Derivatives qualifying as hedges	943	—	—		943
Foreign currency translation and other adjustments	883	—	—		883

Total accumulated other comprehensive income (loss)	2,062	(2)	—		2,060
Retained earnings	2,959	(163)	199		2,995
Treasury stock, at cost (88 million shares)	(2,700)	—	—		(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	14,432	(165)	199		14,466
Noncontrolling interests	1,126	—	—		1,126

Total stockholders’ equity	15,558	(165)	199		15,592

Total liabilities and stockholders’ equity	$112,347	$(280)	$243		$112,310

See Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet

Genworth Financial, Inc.

Notes to Unaudited Pro Forma

Condensed Consolidated Balance Sheet

(a) Adjustments reflect the disposition of the assets and liabilities of Continental and American Continental related to the sale to Aetna.

(b) Adjustment reflects the net proceeds received in connection with the sale of Continental and American Continental and the reinsurance transactions. Proceeds are net of expenses related to the Sale, including advisor fees and other incremental items, and the Company assumed these expenses were paid in cash on June 30, 2011.

(c) Adjustment reflects the reinsurance transactions related to the Medicare supplement insurance business of GLIC and GLAIC ceded to Aetna and the long-term care insurance business of Continental assumed by GLIC.

(d) Adjustment reflects the tax impact of the net gain related to the sale of Continental and American Continental and the reinsurance transactions.

GENWORTH FINANCIAL, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME

For the Six Months Ended June 30, 2011

(Amounts in millions, except per share amounts)

	Historical	Disposition (a)	Adjustments		Pro Forma
Revenues:
Premiums	$2,892	$(132)	$(35	) (b)	$2,725
Net investment income	1,711	(3)	(1	) (b)	1,707
Net investment gains (losses)	(68)	—	—		(68)
Insurance and investment product fees and other	688	—	—		688

Total revenues	5,223	(135)	(36)		5,052

Benefits and expenses:
Benefits and other changes in policy reserves	3,081	(106)	(26	) (b)	2,949
Interest credited	405	—	—		405
Acquisition and operating expenses, net of deferrals	1,014	(18)	(5	) (b)	991
Amortization of deferred acquisition costs and intangibles	382	(14)	1	(b)	369
Interest expense	261	—	—		261

Total benefits and expenses	5,143	(138)	(30)		4,975

Income (loss) before income taxes	80	3	(6)		77
Provision (benefit) for income taxes	24	1	(2)		23

Net income (loss)	56	2	(4)		54
Less: net income attributable to noncontrolling interests	70	—	—		70

Net income (loss) available to Genworth Financial, Inc.’s common stockholders	$(14)	$2	$(4)		$(16)

Net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share:
Basic	$(0.03)				$(0.03)

Diluted	$(0.03)				$(0.03)

Weighted-average common shares outstanding:
Basic	490.4				490.4

Diluted	490.4				490.4

See Notes to Unaudited Pro Forma Condensed Consolidated Statements of Income

GENWORTH FINANCIAL, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME

For the Year Ended December 31, 2010

(Amounts in millions, except per share amounts)

	Historical	Disposition (a)	Adjustments		Pro Forma
Revenues:
Premiums	$5,854	$(247)	$(70	) (b)	$5,537
Net investment income	3,266	(6)	(3	) (b)	3,257
Net investment gains (losses)	(143)	—	—		(143)
Insurance and investment product fees and other	1,112	—	85	(c)	1,197

Total revenues	10,089	(253)	12		9,848

Benefits and expenses:
Benefits and other changes in policy reserves	5,994	(179)	(50	) (b)	5,765
Interest credited	841	—	—		841
Acquisition and operating expenses, net of deferrals	1,965	(36)	(12	) (b)	1,917
Amortization of deferred acquisition costs and intangibles	756	(25)	(4	) (b)	727
Interest expense	457	—	—		457

Total benefits and expenses	10,013	(240)	(66)		9,707

Income (loss) before income taxes	76	(13)	78		141
Provision (benefit) for income taxes	(209)	(4)	40		(173)

Net income (loss)	285	(9)	38		314
Less: net income attributable to noncontrolling interests	143	—	—		143

Net income (loss) available to Genworth Financial, Inc.’s common stockholders	$142	$(9)	$38		$171

Net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share:
Basic	$0.29				$0.35

Diluted	$0.29				$0.35

Weighted-average common shares outstanding:
Basic	489.3				489.3

Diluted	493.9				493.9

See Notes to Unaudited Pro Forma Condensed Consolidated Statements of Income

Genworth Financial, Inc.

Notes to Unaudited Pro Forma

Condensed Consolidated Statements of Income

(a) Adjustment reflects the elimination of revenues and expenses of Continental and American Continental from the Company’s historical results.

(b) Adjustment reflects the reinsurance transactions related to the Medicare supplement insurance business of GLIC and GLAIC ceded to Aetna and the long-term care insurance business of Continental assumed by GLIC.

(c) Adjustment reflects the pre-tax gain from the sale of the assets and liabilities of Continental and American Continental.